                                                                Exhibit 10.93(b)


                                      NOTE

$2,200,168.28                                              as of August 15, 2000


         FOR VALUE RECEIVED, the undersigned OUTSOURCE INTERNATIONAL, INC., a Florida corporation (the "BORROWER"), hereby promises to pay to the order of FLEET NATIONAL BANK (the "BANK") at the Agent's Office (as defined in the Restructuring Agreement referred to below):

                  (a) prior to or on the Maturity Date (as defined in the Restructuring Agreement referred to below) the principal amount of TWO MILLION TWO HUNDRED THOUSAND ONE HUNDRED SIXTY-EIGHT DOLLARS AND TWENTY-EIGHT CENTS ($2,200,168.28) or, if less, the aggregate unpaid principal amount of indebtedness owing to the Bank by the Borrower pursuant to the Restructuring Agreement, dated as of August 15, 2000August __, 2000 (as amended and in effect from time to time, the "RESTRUCTURING AGREEMENT"), among the Borrower, the Bank and other parties thereto;

                  (b) the principal Outstanding hereunder from time to time at the times provided in the Restructuring Agreement; and

                  (c) interest on the principal balance hereof from time to time Outstanding from the Closing Date under the Restructuring Agreement through and including the maturity date hereof at the times and at the rate provided in the Restructuring Agreement.

         This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Restructuring Agreement. The Bank and any holder hereof is entitled to the benefits of the Restructuring Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Restructuring Agreement.

         The Borrower irrevocably authorizes the Bank to make or cause to be made, at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the receipt of such payment. The Outstanding amount of the principal set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Restructuring Agreement to make payments of principal of and interest on this Note when due.

         The Borrower has the right in certain circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Restructuring Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Restructuring Agreement.

         No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL, RETURN RECEIPT REQUESTED, AT THE ADDRESS SPECIFIED IN SS.17 OF THE RESTRUCTURING AGREEMENT. THE BORROWER HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH SUIT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         The payment obligations of the Borrower hereunder are subject the terms of the Intercreditor Agreement. Pursuant to the terms of the Intercreditor Agreement and so long as the Intercreditor Agreement is in effect, the rights and remedies of the Agent under this Note are limited. In the event of a conflict between the terms of this Note and the terms of the Intercreditor Agreement, the terms of the Intercreditor Agreement shall control.

         This Note shall be deemed to take effect as a sealed instrument under the laws of The Commonwealth of Massachusetts.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has caused this Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.


[Corporate Seal]



                                          OUTSOURCE INTERNATIONAL, INC.



                                          By: /s/ Jon H. Peterson
                                              ----------------------------------
                                              Title: Vice President

                                    Amount of        Balance of
                   Amount        Principal Paid       Principal       Notation
       Date        of Loan         or Prepaid          Unpaid         Made By:
       ----        -------       --------------      -----------      ---------

                                      NOTE

$1,257,237.49                                              as of August 15, 2000


         FOR VALUE RECEIVED, the undersigned OUTSOURCE INTERNATIONAL, INC., a Florida corporation (the "BORROWER"), hereby promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION (the "BANK") at the Agent's Office (as defined in the Restructuring Agreement referred to below):

                  (a) prior to or on the Maturity Date (as defined in the Restructuring Agreement referred to below) the principal amount of ONE MILLION TWO HUNDRED FIFTY-SEVEN THOUSAND TWO HUNDRED THIRTY-SEVEN DOLLARS AND FORTY-NINE CENTS ($1,257,237.49) or, if less, the aggregate unpaid principal amount of indebtedness owing to the Bank by the Borrower pursuant to the Restructuring Agreement, dated as of August 15, 2000August __, 2000 (as amended and in effect from time to time, the "RESTRUCTURING AGREEMENT"), among the Borrower, the Bank and other parties thereto;

                  (b) the principal Outstanding hereunder from time to time at the times provided in the Restructuring Agreement; and

                  (c) interest on the principal balance hereof from time to time Outstanding from the Closing Date under the Restructuring Agreement through and including the maturity date hereof at the times and at the rate provided in the Restructuring Agreement.

         This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Restructuring Agreement. The Bank and any holder hereof is entitled to the benefits of the Restructuring Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Restructuring Agreement.

         The Borrower irrevocably authorizes the Bank to make or cause to be made, at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the receipt of such payment. The Outstanding amount of the principal set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Restructuring Agreement to make payments of principal of and interest on this Note when due.

         The Borrower has the right in certain circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Restructuring Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Restructuring Agreement.

         No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL, RETURN RECEIPT REQUESTED, AT THE ADDRESS SPECIFIED IN SS.17 OF THE RESTRUCTURING AGREEMENT. THE BORROWER HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH SUIT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         The payment obligations of the Borrower hereunder are subject the terms of the Intercreditor Agreement. Pursuant to the terms of the Intercreditor Agreement and so long as the Intercreditor Agreement is in effect, the rights and remedies of the Agent under this Note are limited. In the event of a conflict between the terms of this Note and the terms of the Intercreditor Agreement, the terms of the Intercreditor Agreement shall control.

         This Note shall be deemed to take effect as a sealed instrument under the laws of The Commonwealth of Massachusetts.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has caused this Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.


[Corporate Seal]



                                          OUTSOURCE INTERNATIONAL, INC.



                                          By: /s/ Jon H. Peterson
                                              ----------------------------------
                                              Title: Vice President

                                    Amount of        Balance of
                   Amount        Principal Paid       Principal       Notation
       Date        of Loan         or Prepaid          Unpaid         Made By:
       ----        -------       --------------      -----------      ---------

                                      NOTE

$1,257,237.49                                              as of August 15, 2000


         FOR VALUE RECEIVED, the undersigned OUTSOURCE INTERNATIONAL, INC., a Florida corporation (the "BORROWER"), hereby promises to pay to the order of COMERICA BANK (the "BANK") at the Agent's Office (as defined in the Restructuring Agreement referred to below):

                  (a) prior to or on the Maturity Date (as defined in the Restructuring Agreement referred to below) the principal amount of ONE MILLION TWO HUNDRED FIFTY-SEVEN THOUSAND TWO HUNDRED THIRTY-SEVEN DOLLARS AND FORTY-NINE CENTS ($1,257,237.49) or, if less, the aggregate unpaid principal amount of indebtedness owing to the Bank by the Borrower pursuant to the Restructuring Agreement, dated as of August 15, 2000August __, 2000 (as amended and in effect from time to time, the "RESTRUCTURING AGREEMENT"), among the Borrower, the Bank and other parties thereto;

                  (b) the principal Outstanding hereunder from time to time at the times provided in the Restructuring Agreement; and

                  (c) interest on the principal balance hereof from time to time Outstanding from the Closing Date under the Restructuring Agreement through and including the maturity date hereof at the times and at the rate provided in the Restructuring Agreement.

         This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Restructuring Agreement. The Bank and any holder hereof is entitled to the benefits of the Restructuring Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Restructuring Agreement.

         The Borrower irrevocably authorizes the Bank to make or cause to be made, at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the receipt of such payment. The Outstanding amount of the principal set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Restructuring Agreement to make payments of principal of and interest on this Note when due.

         The Borrower has the right in certain circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Restructuring Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Restructuring Agreement.

         No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL, RETURN RECEIPT REQUESTED, AT THE ADDRESS SPECIFIED IN SS.17 OF THE RESTRUCTURING AGREEMENT. THE BORROWER HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH SUIT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         The payment obligations of the Borrower hereunder are subject the terms of the Intercreditor Agreement. Pursuant to the terms of the Intercreditor Agreement and so long as the Intercreditor Agreement is in effect, the rights and remedies of the Agent under this Note are limited. In the event of a conflict between the terms of this Note and the terms of the Intercreditor Agreement, the terms of the Intercreditor Agreement shall control.

         This Note shall be deemed to take effect as a sealed instrument under the laws of The Commonwealth of Massachusetts.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has caused this Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.


[Corporate Seal]



                                      OUTSOURCE INTERNATIONAL, INC.

                                      By: /s/ Jon H. Peterson
                                          --------------------------------------
                                          Title: Vice President

                                    Amount of        Balance of
                   Amount        Principal Paid       Principal       Notation
       Date        of Loan         or Prepaid          Unpaid         Made By:
       ----        -------       --------------      -----------      ---------

                                      NOTE

$628,618.74                                                as of August 15, 2000


         FOR VALUE RECEIVED, the undersigned OUTSOURCE INTERNATIONAL, INC., a Florida corporation (the "BORROWER"), hereby promises to pay to the order of SUNTRUST BANK (the "BANK") at the Agent's Office (as defined in the Restructuring Agreement referred to below):

                  (a) prior to or on the Maturity Date (as defined in the Restructuring Agreement referred to below) the principal amount of SIX HUNDRED TWENTY-EIGHT THOUSAND SIX HUNDRED EIGHTEEN DOLLARS AND SEVENTY-FOUR CENTS ($628,618.74) or, if less, the aggregate unpaid principal amount of indebtedness owing to the Bank by the Borrower pursuant to the Restructuring Agreement, dated as of August 15, 2000August __, 2000 (as amended and in effect from time to time, the "RESTRUCTURING AGREEMENT"), among the Borrower, the Bank and other parties thereto;

                  (b) the principal Outstanding hereunder from time to time at the times provided in the Restructuring Agreement; and

                  (c) interest on the principal balance hereof from time to time Outstanding from the Closing Date under the Restructuring Agreement through and including the maturity date hereof at the times and at the rate provided in the Restructuring Agreement.

         This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Restructuring Agreement. The Bank and any holder hereof is entitled to the benefits of the Restructuring Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Restructuring Agreement.

         The Borrower irrevocably authorizes the Bank to make or cause to be made, at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the receipt of such payment. The Outstanding amount of the principal set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Restructuring Agreement to make payments of principal of and interest on this Note when due.

         The Borrower has the right in certain circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Restructuring Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Restructuring Agreement.

         No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL, RETURN RECEIPT REQUESTED, AT THE ADDRESS SPECIFIED IN SS.17 OF THE RESTRUCTURING AGREEMENT. THE BORROWER HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH SUIT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         The payment obligations of the Borrower hereunder are subject the terms of the Intercreditor Agreement. Pursuant to the terms of the Intercreditor Agreement and so long as the Intercreditor Agreement is in effect, the rights and remedies of the Agent under this Note are limited. In the event of a conflict between the terms of this Note and the terms of the Intercreditor Agreement, the terms of the Intercreditor Agreement shall control.

         This Note shall be deemed to take effect as a sealed instrument under the laws of The Commonwealth of Massachusetts.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has caused this Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

[Corporate Seal]



                                   OUTSOURCE INTERNATIONAL, INC.



                                   By: /s/ Jon H. Peterson
                                       -----------------------------------------
                                       Title: Vice President

                                    Amount of        Balance of
                   Amount        Principal Paid       Principal       Notation
       Date        of Loan         or Prepaid          Unpaid         Made By:
       ----        -------       --------------      -----------      ---------